UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 20, 2015
Date of report (Date of earliest event reported)

PROTO LABS, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-35435	41-1939628
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of Principal Executive Offices)	(Zip Code)

(763) 479-3680
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2015, the shareholders of Proto Labs, Inc. (the “Company”) approved an amendment to the Company’s Third Amended and Restated Articles of Incorporation to require that directors receive a majority of the votes cast in order to be elected to the board of directors. The Articles of Amendment were filed with the Secretary of State of Minnesota on May 20, 2015, and became effective on that date. The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 20, 2015 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders elected all seven persons nominated by the Company’s board of directors to serve as directors until the next Annual Meeting of Shareholders or until their successors are elected and duly qualified. The Company’s shareholders also ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, approved an advisory vote on the compensation of the Company’s executive officers as disclosed in the proxy statement for the Annual Meeting and approved an amendment to the Company’s Third Amended and Restated Articles of Incorporation. Set forth below are the final voting results for each of the proposals.

Proposal 1. Election of Directors.

Name	For	Withheld	Broker Non-Votes
Lawrence J. Lukis	20,997,675	473,282	2,954,488
Victoria M. Holt	21,266,439	204,518	2,954,488
Rainer Gawlick	21,282,534	188,423	2,954,488
John B. Goodman	21,060,517	410,440	2,954,488
Douglas W. Kohrs	21,272,396	198,561	2,954,488
Brian K. Smith	21,273,097	197,860	2,954,488
Sven A. Wehrwein	21,281,619	189,338	2,954,488

Proposal 2. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes
24,351,273	45,463	28,709	0

Proposal 3. Advisory approval of executive compensation.

For	Against	Abstain	Broker Non-Votes
21,201,287	163,571	106,099	2,954,488

Proposal 4. Amendment to the Third Amended and Restated Articles of Incorporation.

For	Against	Abstain	Broker Non-Votes
21,429,764	12,461	28,732	2,954,488

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Articles of Amendment to Third Amended and Restated Articles of Incorporation of Proto Labs, Inc. dated May 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTO LABS, INC.

Date: May 21, 2015	/s/ Victoria M. Holt
Victoria M. Holt
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to Third Amended and Restated Articles of Incorporation of Proto Labs, Inc. dated May 20, 2015.

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